Short-term debt	12 Months Ended
Dec. 31, 2019
Short-term Debt [Abstract]
Short-term debt	Short-term debt

Short-term debt consists of the following:

	2019	2018
Short-term bank loans (i)	10,794	—
Revolving Credit Facility (ii)	2,500	—
Bank overdrafts	2	356
	$13,296	$356

(i)	Short-term bank loans

As of December 31, 2019, comprised two loans. In Brazil, granted by Banco Bradesco S.A, amounting to $7,454, which matures in February 2020 and the interest rate is the Interbank Market reference interest rate (known in Brazil as “CDI” Certificados de Depósitos Interbancários) plus 0.67% per year. In Argentina, granted by Banco de la Ciudad de Buenos Aires, amounting to $3,340 which matures in January 2020 and the interest rate is 54% per year.

(ii)	Revolving credit facilities

The Company entered into revolving credit facilities in order to borrow money from time to time to cover its working capital needs and for other general corporate purposes.

On August 2, 2019, ADBV renewed its committed revolving credit facility with Bank of America, N.A. (BOFA), as lender, for up to $25 million maturing on August 2, 2020. Each loan made to ADBV under this agreement will bear interest at an annual rate equal to LIBOR plus 2.40%.

In addition, on December 11, 2019, the Company entered into a revolving credit facility with JPMorgan Chase Bank, N.A (JPMorgan), for up to $25 million maturing on December 11, 2020, with an annual interest rate equal to LIBOR plus 2.25%.

Revolving credit facilities (continued)

Interest on each loan will be payable at maturity and on a quarterly basis, beginning with the date that is three calendar months following the date the loan is made. Principal is due upon maturity.

The obligations of the Company and ADBV under the revolving credit facilities are jointly and severally guaranteed by certain of the Company’s subsidiaries on an unconditional basis. Furthermore, the agreements include customary covenants including, among others, restrictions on the ability of the Company, ADBV, the guarantors and certain material subsidiaries to: (i) incur liens, (ii) enter into any merger, consolidation or amalgamation; (iii) sell, assign, lease or transfer all or substantially all of the borrower’s or guarantor’s business or property; (iv) enter into transactions with affiliates; (v) engage in substantially different lines of business; (vi) engage in transactions that violate certain anti-terrorism laws; and (vii) is required to comply with a consolidated net indebtedness to EBITDA ratio lower than 3.0 as of any last day of the fiscal quarter of the borrower. The revolving credit facilities provide for customary events of default, which, if any of them occurs, would permit or require the lender to terminate its obligation to provide loans under the revolving credit facilities and/or to declare all sums outstanding under the loan documents immediately due and payable.

As of December 31, 2019, the mentioned ratios were 0.95 and 1.66, for ADBV and the Company, respectively, and thus the Company is currently in compliance with the ratios requirements under both revolving credit facilities.